UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 30, 2013
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of the shareholders of the Company was held on May 30, 2013.
(b) At the meeting the shareholders:

•	Elected both nominees for Director on the Company's Board of Directors
•
Approved, on an advisory basis, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K compensation tables and narrative discussion set forth in the Company's 2013 Proxy Statement;

•	Approved, on an advisory basis, having an advisory vote on the compensation of the Company's Named Executive Officers set forth in the Company's proxy statement every one (1) year.

The following are the final voting results for each of the three items voted on at the meeting.

1.	Election of Directors:

	Shares For	Shares Withheld	Non-Votes
Ronald J. Casciano (2 year term)	9,239,364	277,388	0
Dr. John W. Sammon (3 year term)	9,223,629	293,123	0

2.	Advisory Vote to Approve Named Executive Officer Compensation:

For	8,998,793
Against	506,066
Abstain	11,893
Non-Votes	0

3.	Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation:

1 Year	8,781,566
2 Years	8,304
3 Years	351,831
Abstain	375,050
Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: June 4, 2013	/s/Steven M. Malone
Steven M. Malone
Vice President, Controller and Chief Accounting Officer